SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )


   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|
   Check the appropriate box:
   |X| Preliminary Proxy Statement
                                        |_|  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
   |_| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CONTESSA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5)      Total fee paid:

--------------------------------------------------------------------------------
   |_|      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
   (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3)      Filing Party:

--------------------------------------------------------------------------------
   (4)      Date Filed:

--------------------------------------------------------------------------------

                              CONTESSA CORPORATION
                               11 CHAMBERS STREET
                           PRINCETON, NEW JERSEY 08542



                                                               May 30, 2000

To Our Stockholders:

     You are most cordially invited to attend the 2000 Annual Meeting of Stockholders of Contessa Corporation at 10:00 A.M., local time, on June 20, 2000, at Buchanan Ingersoll Professional Corporation, 650 College Road East, Princeton, New Jersey 08540.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                        Sincerely,


                                        Brendan Elliott
                                        President

                              CONTESSA CORPORATION
                               11 CHAMBERS STREET
                           PRINCETON, NEW JERSEY 08542

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2000

     The Annual Meeting of Stockholders (the "Meeting") of Contessa Corporation, a Delaware corporation (the "Company"), will be held at Buchanan Ingersoll Professional Corporation, 650 College Road East, Princeton, New Jersey 08540 on June 20, 2000, at 10:00 A.M., local time, for the following purposes:

(1) To elect five Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)     To  approve  a  proposal   to  amend  the   Company's   Certificate   of
        Incorporation to change the Company's name from Contessa Corporation to Fullcomm Technologies, Inc.;

(3)     To approve a proposal to adopt the Company's 2000 Stock Plan;

(4) To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors for the year ending December 31, 2000; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock $0.0001 par value, of record at the close of business on May 1, 2000 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 11 Chambers Street, Princeton, New Jersey 08542 for a period of 10 days prior to the Meeting and at Buchanan Ingersoll Professional Corporation, 650 College Road East, Princeton, New Jersey 08540 on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors


                                        Wayne H. Lee
                                        Secretary

Princeton, New Jersey
May 30, 2000

        THE COMPANY'S 1999 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                              CONTESSA CORPORATION
                               11 Chambers Street
                           Princeton, New Jersey 08542

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Contessa Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 20, 2000, (the "Meeting") at Buchanan Ingersoll Professional Corporation, 650 College Road East, Princeton, New Jersey 08540 at 10:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.0001 par value ("Common Stock") as of the close of business on May 1, 2000 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,367,624 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the approval to amend the Company's Certificate of Incorporation to change the Company's name from Contessa Corporation to Fullcomm Technologies, Inc.; (iii) FOR the approval of a proposal to adopt the Company's 2000 Stock Plan; (iv) FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as independent auditors for the year ending December 31, 2000, and
(v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of Directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about May 30, 2000. The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1999 ("Fiscal 1999"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of May 1, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of May 1, 2000.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. The persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board are:

                                    SERVED AS A
NAME                       AGE     DIRECTOR SINCE   POSITIONS WITH THE COMPANY
----                       ---     --------------   --------------------------

Brendan Elliott..........  23          2000         President, Treasurer and
                                                    Director


     Additional nominees for election to the Board who are not currently members of the Board of Directors are:

NAME                       AGE                      POSITIONS WITH THE COMPANY
----                       ---                      --------------------------

Howard M. Weinstein......  36                       Chief Executive Officer

Wayne H. Lee.............  25                       Executive Vice President and
                                                    Secretary

Richard T. Case..........  50

David Rector.............  53


     The principal occupations and business experience, for at least the past five years, of each Director is as follows:

     HOWARD M. WEINSTEIN has been appointed as the Company's Chief Executive Officer commencing on May 22, 2000. Prior to joining the Company, from 1989 to May 2000, Mr. Weinstein held multiple roles at GE Industrial Systems, a division of General Electric. While at GE Industrial Systems, Mr. Weinstein held the following positions: from 1998 until joining the Company, Mr. Weinstein worked in strategic marketing as the Vertical Marketing Manager; from 1997 to 1998, he served as the Product Marketing Manager for the Industrial Drives business; from 1995 to 1997, he served as the General Industries and Heavy Industries Engineering Manager; from 1996 to 1999, he also worked in business development and project management; from 1990 to 1995, he served as the Engineering Automation Leader; and from 1989 to 1990, he served as the Control System Engineer. Prior to his employment at GE Industrial Systems, Mr. Weinstein was employed by Newport News Shipbuilding where he worked on instrumentation and controls for nuclear propulsion systems for aircraft carriers and fast attack submarines. Mr. Weinstein graduated from Virginia Tech in 1986 with a Bachelor of Science degree in electrical engineering.

     BRENDAN G. ELLIOTT was elected President, Treasurer and Director of the Company upon the consummation of the merger of Fullcomm, Inc., a New Jersey corporation ("Fullcomm") into Fullcomm Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company in March, 2000. Mr. Elliott is the Co-Founder, President, Treasurer, Chief Technology Officer and Director of Fullcomm and has been involved with Fullcomm since its inception in January 1999. Prior to founding Fullcomm, Mr. Elliott had worked at the Princeton University Civil Engineering and Operations Research Lab. His expertise in the computer science and encryption fields has helped him to lead research and development activities for the Company. Mr. Elliott graduated from Princeton University with a Bachelor of Arts degree in computer science.

     WAYNE H. LEE was elected Executive Vice President and Secretary of the Company upon the consummation of the merger of Fullcomm, Inc., a New Jersey corporation ("Fullcomm"), into Fullcomm Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company in February, 2000. Mr. Lee is the Co-founder Executive Vice President and Secretary of Fullcomm and has been involved with Fullcomm since its inception in January 1999. His understanding of the product and the applicable markets has helped to shape the business and marketing strategies of Fullcomm to date. Prior to joining Fullcomm, Mr. Lee had worked for the Hyundai Corporation in Seoul, South Korea. Mr. Lee graduated from Princeton University with a Bachelor of Arts degree in economics.

     RICHARD T. CASE is the President of Benchmark Associates, Inc. and a consultant to the Company. From January 2000 to May 2000, Mr. Case served as the Chief Executive Officer of Fullcomm. Mr. Case has over 28 years of executive line management experience with Fortune 500 companies and as a management consultant. He has served as a consultant since 1981 to numerous industries in the area of raising capital, turnarounds, strategic planning, acquisitions and mergers, operational analysis, product development, strategic marketing, international market development, organizational behavior, and culture change. Prior to that, he was a senior executive with three Fortune 500 companies, Baxter Laboratories, Corning Glass Works and American Hospital Supply
Corporation, where he served as Director of New Business Development, responsible for acquisition and mergers. Mr. Case holds a Masters in Business Administration degree from the University of Southern California where he graduated first in his class; and a Bachelor of Science degree in Management and Finance from Bradley University. Mr. Case is a published author, has hosted a weekly business radio program, has received The Wall Street Journal Achievement Award, and is listed in Who's Who in American Business.

     DAVID RECTOR served as a Director of the Company from June 1998 until March 2000. Since 1998, Mr. Rector has been a principal of the David Stephen Group, a business consulting firm which focuses on the needs of emerging companies. From 1992 to 1998, Mr. Rector was affiliated with Viking Investment Group II, Inc., an investment banking partnership. During such time, from August 1996 to January 1999, Mr. Rector served as a Director of Tamboril Cigar Company ("Tamboril"). From August 1996 to March 1997, Mr. Rector served as the Executive Vice President and General Manager of Tamboril. He has also served as the Secretary of Tamboril. From June 1992 to April 1994, he served as the President and Chief Executive Officer of Supercart International, a distributor of shopping carts. Prior to that, from 1985 to 1992, Mr. Rector was a principal of Blue Moon, a women's accessory company specializing in fasteners. From 1980 to 1985, Mr. Rector served as President of Sunset Designs, a designer of leisure time craft. From 1972 to 1980, Mr. Rector held various managerial sales and marketing positions with Crown Zellerbach Corporation, a multi-billion dollar manufacturer of paper and forest products.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Company's Board of Directors has the authority to designate from among its members an executive committee and one or more other committees. To date, however, no such committees have been formed. During fiscal 1999, there were no meetings of the Board of Directors although the Board of Directors often acted by unanimous consent.

COMPENSATION OF DIRECTORS

     During the fiscal year ended December 31, 1999, members of the Company's Board received no compensation for serving as Board members.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                 CAPACITIES IN                    IN CURRENT
NAME                      AGE    WHICH SERVED                     POSITION SINCE
----                      ---    ------------                     --------------

Howard M. Weinstein......  36    Chief Executive Officer          May 2000

Brendan G. Elliott.......  23    President, Treasurer and         February 2000
                                  Director

Wayne H. Lee ............  25    Executive Vice President and     February 2000
                                  Secretary

-----------

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1999

     There was no compensation paid to any of the Company's officers during 1999. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" for a discussion relating to the current salary of the Company's officers.


Option Grants in Fiscal 1999

     No options were granted to or exercised by the Named Executives in fiscal 1999.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On January 28, 2000, Richard T. Case entered into an employment contract with Fullcomm for a term of two years, whereby the Company agreed to pay Mr. Case a base salary of $10,000 per month and options to purchase 175,000 shares of the Common Stock of Fullcomm at $.10 per share and exercisable with respect to the Company's Common Stock post-merger as if such options had been exercised prior to the date of the Merger. The contract also provides for four week paid vacation and life and health insurance. Effective as of May 22, 2000, Mr. Case resigned as the Company's Chief Executive Officer, but will continue to provide consulting services to the Company as a consultant.

     On February 28, 2000, Brendan G. Elliott entered into an employment contract with Fullcomm for a term of two years, whereby the Company agreed to pay Mr. Elliott a base salary of $5,000 per month. The contract also provides for bonus payments, four weeks paid vacation and life and health insurance.

     On April 28, 2000, Howard M. Weinstein entered into an employment contract with Fullcomm for a term of two years commencing on May 22, 2000, whereby the Company agreed to pay Mr. Weinstein a base salary of $130,000 annually and options to purchase 625,074 shares of the Common Stock of the Company at the fair market value on the date of grant, subject to certain conditions. The contract also provides for bonus payments, four weeks paid vacation and health and dental insurance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Common Stock is the only class of stock entitled to vote at the Meeting. Only stockholders of record as of the closing of business on May 1, 2000 (the "Record Date") are entitled to receive notice of and to vote at the 2000 Annual Meeting of Stockholders. As of the Record Date, there are approximately 61 holders of record and 273 beneficial holders of the Company's Common Stock, and the Company has outstanding 8,367,624 shares of its Common Stock, and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)             BENEFICIAL OWNERSHIP(1)   OF CLASS(2)
------------------------------------                --------------------      --------
(i)  Certain Beneficial Owners:

Phillip O. Escaravage (3)..........................       1,525,000             18.2

(ii) Directors (which includes all nominees), Named Executives and Chief Executive Officer:

Howard M. Weinstein (4)............................              --

Brendan G. Elliott (5).............................       1,800,000             21.5

Wayne H. Lee (6)...................................       1,125,000             13.4

Richard T. Case (7)................................         175,000              2.0

Thomas E. Knudson..................................              --               *

Anthony Markofsky (8) .............................         390,000              4.7

David Rector (9) ..................................              --               *

(iii) All Directors and current executive
      officers as a group (5 persons) (10).........       5,015,000             59.9
        ........

-----------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named. Unless otherwise provided, all addresses should be care of Contessa Corporation, 11 Chambers Street, Princeton, New Jersey 08542.

(2) Applicable percentage of ownership is based on 8,367,624 shares of Common Stock outstanding on May 1, 2000, plus any presently exercisable stock options held by such holder and options which will become exercisable within 60 days after May 1, 2000.

(3) The address for Mr. Escaravage is c/o Senesco Technologies, Inc. 34 Chambers Street, Princeton, New Jersey 08542. Represents 1,525,000 shares of Common Stock owned of record as of May 1, 2000.

(4) Excludes 625,074 shares of Common Stock underlying options which become exercisable after of July 1, 2000.

(5) Represents 1,800,000 shares of Common Stock owned of record as of May 1, 2000.

(6) Represents 1,125,000 shares of Common Stock owned of record as of May 1, 2000.

(7) Represents 175,000 shares of Common Stock underlying options which are exercisable as of May 1, 2000 or sixty (60) days after such date.

(8) The address for Mr. Markofsky is c/o Tamboril Cigar Company, 2600 S.W. 3rd Avenue, Miami, Florida 33129. Represents 300,000 shares of Common Stock owned of record as of May 1, 2000.

(9)  The address for Mr.  Rector 1640  Terrace  Way,  Walnut  Creek,  California
     94596.

(10) Includes 175,000 shares of Common Stock subject to options and 11,760 Stock Purchase Warrants which were exercisable as of May 1, 2000.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Stockholders are being asked to approve a proposal to authorize the Board of Directors to change the name (the "Amendment") of the Company to Fullcomm Technologies, Inc., which was approved by the Board of Directors as of January 28, 2000. The purpose of the name change is to adopt a name which would be indicative of the Company's core expertise and technologies. If the Stockholders vote in favor of this proposal, the Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State. The Board of Directors intends to cause such Certificate of Amendment to be filed as soon as practicable after the date of the Annual Meeting.

     Upon approval by the stockholders, Article First of the Certificate of Incorporation would read in its entirety as follows:

     "FIRST: The name of the corporation  (hereinafter called the "Corporation")
      -----
      is Fullcomm Technologies, Inc."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO PROVIDE THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO IMPLEMENT THE AMENDMENT.

                     PROPOSAL TO APPROVE THE 2000 STOCK PLAN

     The Board of Directors has adopted, and is submitting to stockholders for approval, the Company's 2000 Stock Plan (the "2000 Stock Plan"), a copy of which is attached hereto as Exhibit A.
                      ---------

     The 2000 Stock Plan shall remain in effect until terminated by the Board of Directors. A total of 1,000,000 shares of common stock were reserved for issuance upon the exercise of options or the grant of restricted stock awards or stock awards under the 2000 Stock Plan. However, the total number of shares reserved for issuance under the 2000 Stock Plan may be automatically increased in the event such number of shares represents less than 20% of the outstanding shares of our common stock on December 31 of any future year commencing December 31,2000. Those eligible to receive stock option grants, restricted stock awards and stock awards under the 2000 Stock Plan include employees, non-employee directors and consultants. The 2000 Stock Plan is administered by the Company's entire Board of Directors and will be administered by the Compensation Committee of the Board of Directors upon the establishment of such committee.

     Subject to the provisions of the 2000 Stock Plan, the administrator of the 2000 Stock Plan has the discretion to determine the optionees and/or grantees, the type of options or awards to be granted, the vesting provisions, the terms of the grants and other related provisions as are consistent with the 2000 Stock Plan. The exercise price of an incentive stock option may not be less than the fair market value per share of the our common stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the voting power of all classes of our capital stock, not less than 110% of the fair market value per share on the date of grant. The exercise price of a non-qualified stock option may not be less than 85% of the fair market value per share of our common stock on the date of grant. In addition, the 2000 Stock Plan allows for the grant of restricted stock awards and stock awards subject to the restrictions and conditions as the administrator may determine at the time of grant.

     The term of each stock option granted under the 2000 Stock Plan shall be stated in the applicable option agreement, provided, however, in the case of incentive stock options, the term shall be no more than ten years from the date of grant, subject to earlier termination upon or after a fixed period following the optionee's death, disability or termination of employment with us. The term of any options granted to a holder of more than 10% of our capital stock may be no longer than five years. Options granted under the 2000 Stock Plan to our employees will vest in the manner determined by our board of directors. Typically, options are not assignable or otherwise transferable except by will or as per the laws of descent and distribution. The administrator, however, may in its discretion provide that certain options may be transferred to one or more transferees provided certain conditions are satisfied. In the event of a merger or consolidation of us with or into another corporation or the sale of all or substantially all of our assets in which the successor corporation does not assume outstanding options or issue equivalent options, our board of directors is required to provide accelerated vesting of outstanding options.

Federal Income Tax Aspects

     (a)     INCENTIVE STOCK OPTIONS

     Some options to be issued under the Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section and the related regulations, an optionee will not be required to recognize any income for Federal income tax purposes at the time of grant of an ISO. Additionally, the Company will not be entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an ISO depends in part on whether the stock is disposed of at least two years after the date the option was granted and at least one year after the date the stock was transferred to the optionee, referred to as the ISO Holding Period.

     If the ISO Holding Period is not met, then, upon disposition of such shares, referred to as a disqualifying disposition, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however to the gain on sale. Any additional gain would be taxable as capital gain (see discussion of capital gains under the section relating to NQSOs, below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If  the  optionee   recognizes   ordinary   income  upon  a   disqualifying
disposition, the Company generally will be entitled to a tax deduction in the same amount.

     Effective as of January 1, 1998 the holding period for long-term capital gain treatment is reduced to one year. Hence, if the ISO Holding Period is met, any disposition on or after January 1, 1998 would be taxable as a long-term capital gain or loss; any such gains are taxable at a maximum rate of 20%.

     A maximum capital gains rate of 18% will apply to certain sales after December 31, 2000 of shares acquired upon the exercise of an ISO if such shares have been held for at least five years.

     If the ISO is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an ISO, the optionee may realize ordinary income with respect to the shares used to exercise an ISO if such transferred shares have not been held for the ISO Holding Period. If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered ISO stock with a zero basis.

     (b)     NON-QUALIFIED STOCK OPTIONS

     Some options to be issued under the Plan will be designated as NQSOs. If (as in the case of NQSOs granted under the Plan at this time) the NQSO does not have a "readily ascertainable fair market value" at the time of the grant, the NQSO is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the NQSO is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the NQSO. If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value. When the optionee disposes of the shares acquired pursuant to a NQSO, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis on the shares.

     Under the Plan, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of exercise. Under tax legislation which became effective as of January 1, 1998 the capital gain or loss will be short-term (with gains generally subject to tax as ordinary income) if the shares are disposed of within one year after the option is exercised and long term (with gains generally subject to tax at a maximum rate of 20%) if the shares are disposed of more than one year after the option is exercised.

     A maximum capital gains rate of 18% will apply to certain sales, after December 31, 2000, of shares acquired upon the exercise of an NQSO if such shares have been held for at least five years.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     Except as otherwise indicated, the preceding discussion is based upon Federal tax laws and regulations in effect on the date of the preparation of this Summary, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the forgoing is only a general discussion of the Federal income tax aspects of the Plan and does not purport to be a complete description of all Federal income tax aspects of the Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Plan and the sale or other disposition of shares acquired upon exercise of the options. Each key employee receiving a grant of options should consult with his or her personal tax advisor regarding the Federal, state and local tax consequences of participating in the Plan.

Previously Granted Options Under the Plan

     There have been no previously granted options under the Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained Goldstein Golub Kessler LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. Neither of the firms nor any of its Directors has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

     One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by January 31, 2001.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     CONTESSA CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON MAY 1, 2000 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                        By Order of the Board of Directors


                                        Wayne H. Lee
                                         Secretary

Princeton , New Jersey
May 30, 2000

                              CONTESSA CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Richard T. Case and Brendan
G. Elliott, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Contessa Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the law firm of Buchanan Ingersoll Professional Corporation, 650 College Road East, 4th Floor, Princeton, New Jersey at 10:00 A.M., local time, on Tuesday, June 20, 2000 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS.
             Nominees:   Brendan G. Elliott, Howard M. Weinstein, Wayne H. Lee,
             Richard T. Case and David Rector.

(Mark one only)
VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any).  |   |


------------------------------------------------------------------

VOTE WITHHELD from all nominees.  |   |

                  (continued and to be signed on reverse side)

2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM CONTESSA CORPORATION TO FULLCOMM TECHNOLOGIES, INC.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |


3.   APPROVAL OF PROPOSAL TO ADOPT THE COMPANY'S 2000 STOCK PLAN.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |

4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |


5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

   Dated:                                 NOTE:  This proxy must be signed
        ---------------------------       exactly as the name appears hereon.
                                          When shares are held by joint
   --------------------------------       tenants, both should sign.  If the
   Signature of Stockholder               signer is a corporation, please sign
                                          full corporate name by duly authorized
   --------------------------------       officer, giving full title as such. If
   Signature of Stockholder if held       the signer is a partnership, please
   jointly                                sign in partnership name by authorized
                                          person.
I will | | will not | | attend the
Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                                                                       ---------

                              CONTESSA CORPORATION

                                 2000 STOCK PLAN

     1.   PURPOSES OF THE PLAN.   The purposes of this Stock Plan are to attract
          --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Non-Employee members of the Board and Consultants (sometimes referred to herein as "Participants") of the Company and its Subsidiaries and to promote the success of the Company's business.

     2.   CERTAIN  DEFINITIONS.  As used herein, the following definitions shall
          --------------------
apply:

          (a) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards and Stock Awards.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

          (d) "Committee" means any Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock, $.01 par value, of the Company.

          (f)  "Company" means Contessa Corporation, a Delaware corporation.

          (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Non-Employee Director of the Company whether compensated for such services or not.

          (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means: (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Common Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported; (iii) notwithstanding the foregoing, the Fair Market Value of the Common Stock on the effective date of the Company's Initial Public Offering shall be the offering price to the public of the Common Stock on such date; and (iv) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Common Stock to the public.

          (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (o)  "Option" means a stock option granted pursuant to the Plan.

          (p)  "Optioned Stock" means the Common Stock subject to an Option.

          (q) "Optionee" means an Employee, Consultant or Non-Employee Director who receives an Option.

          (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s)  "Plan" means this 2000 Stock Plan.

          (t) "Plan Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (u) "Restricted Stock" means shares of Common Stock acquired pursuant to a Restricted Stock Award under Section 12 below.

          (v)  "Restricted  Stock  Award"  means any Award  granted  pursuant to
Section 12 of the Plan.

          (w) "Share" means a share of the Common Stock, as may be adjusted from time to time in accordance with Section 15 of the Plan.

          (x) "Stock Award" means any award granted pursuant to Section 13 of the Plan.

          (y) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (z) "Termination for Cause" shall include, but not be limited to, a finding by the Board of the Participant's: (i) performance of duties in an incompetent manner; (ii) commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company in any material way; (iii) gross negligence; (iv) violation of any express direction of the Company or any material violation of any rule, regulation, policy or plan established by the Company from time to time regarding the conduct of its employees or its business, if such violation is not remedied by the Participant within thirty (30) days of receiving notice of such violation from the Company; (v) violation of any obligation of Participant's consulting relationship or Continuous Status as an Employee with the Company that is demonstrably willful and deliberate on the Participant's part and is not remedied by the Participant within thirty (30) days after receiving notice of such violation from the Company; (vi) disclosure or use of confidential information of the Company, other than as required in the performance of the Participant's duties; (vii) actions that are clearly contrary to the best interest of the Company; (viii) conviction of a crime constituting a felony or any other crime involving moral turpitude, or no conviction, but the substantial weight of credible evidence indicates that the Participant has committed such a crime; or (ix) the Participant's use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant's duties.

     3.   STOCK SUBJECT TO THE PLAN.   Subject to the  provisions of  Section 15
          -------------------------
of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be one million (1,000,000) shares; provided,
                                                                       --------
however,  that the  maximum  number of  shares  available  under the Plan  shall
-------
automatically be increased to an amount equal to twenty percent (20%) of the shares of Common Stock outstanding on any December 31, beginning on December 31, 2000; and provided, further, that the foregoing formula shall never result in a decrease in the maximum number of shares of Common Stock available for issuance under the Plan. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Notwithstanding the foregoing: (i) no more than one million (1,000,000) shares shall be available for the award of Incentive Stock Options; and (ii) on and after the date that the Plan is subject to Section 162(m) of the Code, Options with respect to no more than two hundred fifty thousand (250,000) shares of Common Stock may be granted to any one individual Participant during any one (1) calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

     4.   ADMINISTRATION  OF THE  PLAN.   The  Plan  shall be  administered  by:
          ----------------------------
(i) the full Board; or (ii) a committee of the Board comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act. Subject to the provisions of the Plan, the Plan Administrator is authorized to:

          (a)  construe the Plan and any Award under the Plan;

          (b) select the Directors, officers, Employees and Consultants of the Company and its Subsidiaries to whom Awards may be granted;

          (c) determine the number of shares of Common Stock to be covered by any Award;

          (d)  determine   and   modify  from   time  to  time  the  terms   and
               conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

          (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;

          (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

          (g) extend the exercise period within which Options may be exercised; and

          (h) determine at any time whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

     The determination of the Plan Administrator on any such matters shall be conclusive.

     5.  DELEGATION OF AUTHORITY TO GRANT AWARDS. The Plan Administrator, in its
         ---------------------------------------
discretion, may delegate to the Chief Executive Officer of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards to individuals who are not subject to the reporting provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the Chief Executive Officer that were consistent with the terms of the Plan.

     6.   ELIGIBILITY.
          -----------

          (a) Directors, officers, Employees and Consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan.

          (b) The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      7.  STOCK OPTIONS.
          -------------

          (a) Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options and Nonstatutory Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Nonstatutory Stock Options; provided, however, that: (i)
                                                 --------   -------
Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary; and (ii) no Incentive Stock Option may be granted following the tenth (10th) anniversary of the effective date of the Plan. The provisions of the Plan and any Option Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

          (b) To the extent that Options designated as Incentive Stock Options (under all plans of the Company or any Parent or Subsidiary) become exercisable by a Participant for the first time during any calendar year for Common Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 7, the Participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

     8.   TERM OF PLAN.  The Plan shall become effective on [ ], 2000,  provided
          ------------
the Plan has been previously adopted by the Board and approved by the shareholders of the Company as described in Section 22 of the Plan. The Plan shall remain in effect until terminated under Section 18 of the Plan.

     9.   TERM OF OPTIONS.  The term of each  Option shall be the term stated in
          ---------------
the Option Agreement;  provided, however, that in the case of an Incentive Stock
                       --------  -------
Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. In the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     10.  OPTION EXERCISE PRICE AND CONSIDERATION.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          (b) The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Participant for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     11.  EXERCISE OF OPTION.
          ------------------

          (a)  Procedure  for Exercise;  Rights as a  Shareholder.   Any  Option
               --------------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Plan Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company through a method of payment allowable under Section 10(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 15 of the Plan.

          (b)  Termination  of Employment.   Except as set  forth below,  in the
               --------------------------
event of termination of an Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability  of  Optionee.    Notwithstanding  the  provisions  of
               ------------------------
Section 11(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, consulting relationship or Director status (as the case may be) as a result of his or her total and permanent disability (as defined in
Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.
               -----------------

               (i) In the event of the death of an Optionee during the term of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be), the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the  event of the  death of  an  Optionee  within  thirty
(30) days after the termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be) pursuant to Section 11(b) above, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Termination  for  Cause  or  Post-Termination  Relationship  with
               -----------------------------------------------------------------
Competing  Business.  Notwithstanding  the provisions of Section 11(b) above, in
-------------------
the event of "Termination for Cause" of an Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be) or in the event that such Optionee within the option term becomes an employee, consultant or director of a Competing Business (as defined herein), any Option held by the Optionee, whether vested or unvested, shall forthwith terminate. In addition to the immediate forfeiture of all Options upon the occurrence of the events specified in the preceding sentence, Optionee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Optionee for such Shares. For purposes of this Plan, the term "Competing Business" shall mean any person, corporation or other entity engaged in the business of: (i) providing strategic Internet consulting services, interactive Internet solutions, application management services and management consulting services; or (ii) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such Participant's employment, consulting relationship or Director status, as the case may be, hereunder.

     12.  RESTRICTED STOCK AWARDS.
          -----------------------

          (a) The Plan Administrator may grant Restricted Stock Awards to any officer, Employee or Consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

          (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a Participant shall have the rights of a shareholder with respect to the Common Stock subject to the Restricted Stock Award, including, but not limited to, the right to vote and receive dividends with respect thereto; provided, however, that shares of
                                             --------   -------
Common Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 12(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 12(c) below.

          (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Common Stock subject to the Restricted Stock Award which have not then vested.

          (d) Unvested Restricted Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

     13.  STOCK  AWARDS.  The Plan  Administrator  may, in its sole  discretion,
          -------------
grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, Employee or Consultant of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions (a "Stock Award") under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     14.  WITHHOLDING TAX OBLIGATIONS.
          ---------------------------

          (a) Whenever Shares are to be issued under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares; provided,
                                                                       --------
however, that in the case of a Participant who receives an Award of Shares under
-------
the Plan which is not fully vested, the Participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 14 shall be the date on which the amount of tax to be withheld is determined. If a Participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

          (b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount: (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 14(b).

          (c) A Participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Nonstatutory Stock Option, the receipt of a Restricted Stock Award or Stock Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issued to the Participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that
                                                         --------  -------
shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the Participant in cash or shall be withheld from the Participant's next regular paycheck.

          (d) An election by a Participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
Section 14(c) must be in writing and delivered to the Company prior to the Tax Date.

     15.  ADJUSTMENT OF NUMBER AND PRICE OF SHARES.
          ----------------------------------------

          Any other provision of the Plan notwithstanding:

          (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in: (i) the number of Options that can be granted to any one individual Participant;
(ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Options remain exercisable; and (iv) the maximum number of shares that may be issued under the Plan, the maximum number of shares that are available for the award of Incentive Stock Options and the maximum number of shares that may be granted to any one individual Participant during any one (1) calendar year period, each as set forth in Section 3 hereof. The adjustment by the Plan Administrator shall be final, binding and conclusive.

          (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of an Option or Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code
Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

          (c) No adjustment or substitution provided for in this Section 15 shall require the Company to issue or to sell a fractional share under any Option Agreement or share award agreement and the total adjustment or substitution with respect to each Option and share award agreement shall be limited accordingly.

          (d) In the case of the dissolution or liquidation of the Company, the Plan and all Awards granted hereunder shall terminate. In the event of such proposed termination, each Participant shall be notified of such termination and shall be permitted to exercise for a period of at least fifteen (15) days prior to the date of such termination all Options held by such Participant which are then exercisable.

          (e) In the case of: (i) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company); (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity which is not an "affiliate" (as defined in Rule 144 of the Securities Act of 1933) of the Company; or (iii) the sale of all of the capital stock of the Company to an unrelated person or entity which is not an "affiliate" of the Company (in each case, a "Fundamental Transaction"), all Options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Options shall be considered assumed if, following the Fundamental Transaction, the Options confer the right to purchase, for each Share subject to the Options immediately prior to the Fundamental Transaction, the consideration (whether stock, cash, or other securities or property) received in the Fundamental Transaction by holders of Common Stock for each Share held on the effective date of the Fundamental Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such
                                           --------    -------
consideration received in the Fundamental Transaction was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon the exercise of the Options, for each Share subject to the Options, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Fundamental Transaction.

          In the event that such successor corporation does not agree to assume the Options or to substitute equivalent options, the Board shall provide for each Optionee to have the right to exercise all Options then held by such Optionee, including Options which would not otherwise be exercisable. In such event, the Board shall notify each Optionee that such Options shall be fully exercisable for a period of fifteen (15) days from the date of receipt of such notice, and that such Options will terminate upon the expiration of such period.

          Notwithstanding anything in the Plan to the contrary, the acceleration of exercisability in this Section shall not occur in the event that such acceleration would, in the opinion of the Company's independent auditors, make the Fundamental Transaction ineligible for pooling of interests accounting treatment and the Company intends to use such treatment with respect to such transaction. The Board shall obtain a written statement from the Company's independent auditors with respect to the effect of accelerated exercisability of outstanding Options prior to providing any Optionee with the notice contemplated by this Section.

          (f) In the event that the Company shall be merged or consolidated with another corporation or entity, other than with a corporation or entity which is an "affiliate" of the Company, under the terms of which holders of capital stock of the Company will receive upon consummation thereof a cash payment for each share of capital stock of the Company surrendered pursuant to such transaction (the "Cash Purchase Price"), the Board may provide that all outstanding options shall terminate upon consummation of such transaction and each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Capital Stock of the Company subject to outstanding options held by such optionee exceeds (ii) the aggregate exercise price of such options.

     16.  NONTRANSFERABILITY.  A Participant's rights under the Plan,  including
          ------------------
the right to any shares or amounts payable may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to the Participant's designated beneficiary or, in the absence of such a designation, by will or by the laws of descent and distribution; provided, however, that the
                                                     --------  -------
Plan  Administrator  may,  in  its  discretion,  at  the  time  of  grant  of  a
Nonstatutory Stock Option or by amendment of an Option Agreement for an Incentive Stock Option or a Nonstatutory Stock Option, provide that Options granted to or held by a Participant may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee, provided further that: (i) any such transfer must be without consideration; (ii) each transferee must be a member of such Participant's "immediate family" (as defined below) or a trust, family limited partnership or other estate planning vehicle established for the exclusive benefit of one or more members of the Participant's immediate family; and (iii) such transfer is specifically approved by the Plan Administrator following the receipt of a written request for approval of the transfer; and provided further that any Incentive Stock Option which is amended to permit transfers during the lifetime of the Participant shall, upon the effectiveness of such amendment, be treated thereafter as a Nonstatutory Stock Option. In the event an Option is transferred as contemplated in this Section, such transfer shall become effective when approved by the Plan Administrator and such Option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred Option shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant Option Agreement, and the transferee shall be entitled to the same rights as the Participant as if no transfer had taken place. As used in this Section, "immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

     17.  TERMINATION - CERTAIN FORFEITURES. Notwithstanding any other provision
          ---------------------------------
of the Plan to the contrary, a Participant shall have no right to exercise any Option or vest or receive payment of any Restricted Stock Award or Stock Award if: (a) the Participant is Terminated for Cause; or (b) if following the Participant's termination from the Company and prior to the Company's delivery of the shares of Common Stock underlying an Award, the Participant becomes an officer or director of, a consultant to or employed by a Competing Business. Furthermore, notwithstanding any other provision of the Plan to the contrary, in the event that a Participant receives or is entitled to the delivery or vesting of Common Stock pursuant to an Award during the twelve (12) month period prior to the Participant's termination from the Company or during the twelve (12) months following the Participant's termination from the Company, the Company, in its sole discretion, may require the Participant to return or forfeit the cash and/or Common Stock received with respect to such award (or its economic value as of (i) the date of the exercise of Options; (ii) the date immediately following the end of the Restricted Period for Restricted Stock Awards; or (iii) the date of grant with respect to Stock Awards, as the case may be) in the event that the Participant becomes an officer or director of, a consultant to or employed by a Competing Business within eighteen (18) months of such
Participant's termination from the Company. The Company's right to require forfeiture under this Section 17 must be exercised within ninety (90) days after the discovery of an occurrence triggering the Plan Administrator's right to require forfeiture but in no event later than twenty-four (24) months after the Participant's termination from the Company.

     18.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  Amendment  and  Termination.  The  Board may at any  time  amend,
               ---------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of  Amendment  or  Termination.   Any  such  amendment  or
               -------------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     19.  CONDITIONS  UPON  ISSUANCE  OF  SHARES.   Shares  shall  not be issued
          --------------------------------------
pursuant to any Award under the Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     20.  RESERVATION OF SHARES.  The  Company,  during  the  term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     21.  AGREEMENTS.    Options   and   Restricted   Stock   Awards   shall  be
          ----------
evidenced by written agreements in such form as the Board shall approve from time to time.

     22.  SHAREHOLDER  APPROVAL.  Continuance  of  the Plan  shall be subject to
          ---------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     23.  INFORMATION TO OPTIONEES.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                    * * * * *